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                                                                   EXHIBIT 10(r)


STATE OF MISSISSIPPI
COUNTY OF HARRISON

                             THIRD-LEASE AMENDMENT

         This Third Lease Amendment entered into between the State of Mississippi appearing herein by and through its duly authorized agencies, the MISSISSIPPI DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT and the MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT, hereinafter referred to as LESSOR and Gulfside Casino Partnership d/b/a Copa Casino, hereinafter referred to as LESSEE.

         WHEREAS, on August 20, 1992, LESSOR and LESSEE entered into that certain Lease Agreement ("Lease"); and on October 28, 1992, LESSOR and LESSEE entered into a Lease Amendment thereto; and on May 12, 1993, LESSOR and LESSEE entered into a Second Lease Amendment thereto; and

         WHEREAS, LESSOR and LESSEE are desirous of again amending said Lease in certain particulars;

         NOW, THEREFORE, in consideration of the mutual covenants and stipulations contained in the Lease, the parties do mutually contract and agree as follows:

         1.      ARTICLE I - LEASED PREMISES

         (a) The first sentence of the second paragraph of Article I - Leased Premises - as amended by the Second Lease Amendment dated May 12, 1993, shall be amended as follows:

                 "LESSEE has acquired the leasehold interest formerly held by the Center of International Seaman and Truckers, Inc., which was subject to the lease agreement with LESSOR dated April 1, 1992 for the sum of One Hundred Ninety Thousand Dollars ($190,000), and LESSEE agrees to acquire the leasehold interest of I.T.O. Corporation which is the subject of a lease agreement with LESSOR dated July 10, 1985 for an amount equal to the cost associated with the relocation and reconstruction of existing office facilities or construction of new office facilities for I.T.O. Corporation on, and to the property described in Exhibit "I" attached hereto and incorporated herein by reference.

         (b) The last two sentences of section (b) of Article I - Leased Premises of the Second Lease Amendment dated May 12, 1993, are hereby deleted and two (2) new paragraphs are added as follows:

                 "The Lessee has paid the sum of $190,000 to the Center of International Seamen and Truckers, Inc. As a result, the leasehold interests of said Center of International Seamen and Truckers, Inc. described in the lease dated April 1, 1992, has been and is hereby canceled and is hereby transferred and leased unto the LESSEE herein which now constitutes part of the Leased Premises."

                 "Once the relocation and reconstruction or new construction for the I.T.O. Corporation offices facilities is completed and accepted by the LESSOR, whichever the case may be, the LESSOR shall immediately re-enter into possession of the Leased Premises described in that certain Lease Agreement dated July 10, 1985, between I.T.O. Corporation and the LESSOR herein and LESSOR shall cause I.T.O. Corporation to vacate and surrender the quiet use, enjoyment and possession of the Leased Premises described therein. Immediately thereafter, LESSOR shall provide LESSEE with notice that said Leased Premises have been vacated and abandoned by I.T.O. Corporation and such premises shall be and hereby are granted, conveyed, and leased unto the LESSEE herein and shall become part of the Leased Premises."
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         2.      ARTICLE IV - TERM

         (a) The first sentence of the first paragraph of Article IV - TERM as stated in the original Lease Agreement dated August 20, 1992 shall be amended as follows:

                 "The term of this Lease ("Term") shall be seven (7) years."

         (b) The first sentence of the second paragraph of Article IV - TERM as stated in the original Lease Agreement dated August 20, 1992 shall be amended as follows:

                 "If LESSEE has complied with all the terms, covenants and conditions of this Lease, as of the expiration of the Primary Term, the LESSEE shall have the option to extend the Lease for three (3) renewal periods of five (5) years each under the same terms and conditions of the Lease except the annual rental for the leased premised shall be adjusted and revised yearly for the eighth (8th) through the twenty-second (22nd) year by an amount equal to the changes in the Consumer Price Index U.S. City Average, all items (hereinafter called "Price Index") as provided in the Leasehold and Related Payment provision herein."

         3.     ARTICLE III - LEASEHOLD AND RELATED PAYMENTS

         The following sentence shall be added as the new second sentence of the first paragraph of Section 2 of Article III - LEASEHOLD AND RELATED PAYMENTS;

                 "During the 6th and 7th year of the Primary Term, the annual Rental shall be adjusted and revised yearly by an amount equal to the Consumer Price Index in the manner set out in Article IV - Term."

         All terms and conditions under the original Lease Agreement and the Amendments thereto which have not been amended by this Agreement shall remain unchanged and remain in full force and effect.

         WITNESS OUR SIGNATURES, this the 21st day of June, 1994.


ATTEST:                                    Mississippi Department of Economic
                                           and Community Development


[SIG]                                      By:  /s/ James B. Heidel
                                              -------------------------------
                                                   James B. Heidel
                                                   Executive Director


ATTEST:                                    Mississippi State Port Authority
                                           at Gulfport


[SIG]                                      By:  /s/ H. E. Blakeslee
                                              -------------------------------
                                                   H. E. Blakeslee


ATTEST:                                    Gulfside Casino Partnership



                                               ------------------------------
[SIG]                                      By: Patrician, Inc., General Partner


                                           Name:  /s/ Pete Cladianos, Jr.
                                              -------------------------------
                                                     Pete Cladianos, Jr.

                                           Title:  President